SUPPLEMENT DATED MAY 28, 2020

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

DATED AUGUST 1, 2019

This supplement revises the Pacific Funds Summary Prospectus for Pacific FundsSM Portfolio Optimization Moderate dated August 1, 2019 (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added alphabetically to the Principal Risks from Holdings in Underlying Funds subsection:

•                  Geographic Focus Risk: If an Underlying Fund invests a significant portion of its assets in a single country, limited number of countries, or particular geographic region, then the risk increases that economic, political, social, or other conditions in those countries or that region will have a significant impact on the Underlying Fund’s performance. As a result, the Underlying Fund’s performance may be more volatile than the performance of more geographically diversified funds.